PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2024	2025
Laboratory equipment	$474	$536
Transportation equipment	49	53
Office equipment	75	75
Leasehold improvements	187	187
Less: accumulated depreciation	(341)	(507)
Total	$444	$344